UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2011

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-12379

201 East Fourth Street, Suite 1900, Cincinnati, Ohio 45202
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K/A	First Financial Bancorp.

Item 1.01	Entry Into a Material Definitive Agreement.

First Financial Bancorp (the "Company") is filing this Amendment No. 1 to Form 8-K, to amend the Company's report on Form 8-K filed on August 16, 2011 (the "Original Form 8-K") in order to correct a typographical error in the chart depicting the pro forma deposit market share of its subsidiary First Financial Bank, N.A. in the Indianapolis, Indiana MSA after its acquisition of the branch offices of Flagstar Bank, FSB (the “Branch Acquisition”).  This information was detailed on page 5 of the Investor Presentation filed as Exhibit 99.2 to the Original Form 8-K. Based on FDIC deposit market share information, which is as of June 30, 2010, the Company estimates pro forma market share to be 1.7% (and not 0.0% as mentioned in the Original Form 8-K).

Except as described herein, no other changes have been made to our Current Report on Form 8-K.  We have not updated the disclosures in this Form 8-K/A, Amendment No. 1, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

A copy of the related Investor Presentation with the corrected typographical error, dated August 16, 2011, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Form 8-K/A and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

The executive officers of First Financial Bancorp intend to use the materials filed herewith, in whole or in part, in one or more meetings with investors and analysts regarding the Branch Acquisition.  A copy of the presentation is attached hereto as Exhibit 99.2.

First Financial Bancorp does not intend for this Item 7.01 or Exhibit 99.2 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

The following exhibits shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

(d)	Exhibits:

99.2	First Financial Bancorp. Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ J. Franklin Hall
J. Franklin Hall
Vice President and Chief Financial Officer

Date:  August 17, 2011

Form 8-K/A	First Financial Bancorp.

Exhibit Index

Exhibit No.	Description
99.2	First Financial Bancorp. Investor Presentation